UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Lantheus Holdings, Inc. (the “Company”) held on April 26, 2016, discussed further in Item 5.07 below, the Company’s stockholders approved an amendment to the Lantheus Holdings, Inc. 2015 Equity Incentive Plan to increase the common stock reserved for issuance by 2,140,000 shares.

A summary of the Lantheus Holdings, Inc. 2015 Equity Incentive Plan (the “Plan”), as so amended, is set forth under the heading “Proposal 2: Amendment to 2015 Equity Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2016. That summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which was filed with the SEC on June 24, 2015, and the full text of the amendment, which is filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

As stated in Item 5.02 above, the Company held its Annual Meeting on April 26, 2016. Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders at the Annual Meeting and the final voting results for each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on March 28, 2016.

Proposal 1 – Election of Directors

Each of the following nominees for Class I director was elected by the Company’s stockholders to serve a three-year term until the 2019 Annual Meeting of Stockholders based on the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
Mary Anne Heino	28,436,789	122,711	620,525
Samuel Leno	24,004,713	4,554,787	620,525
Derace L. Schaffer	28,441,331	118,169	620,525

Proposal 2 – Approval of Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

The Amendment to the Lantheus Holdings, Inc. 2015 Equity Incentive Plan to increase the common stock reserved for issuance by 2,140,000 shares was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,266,262	1,287,038	6,200	620,525

Proposal 3 – Ratification of Appointment of Deloitte & Touch LLP

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions
29,050,699	14,145	115,181

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	Filing Date

10.1*	Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Senior Vice President, Strategy and Business Development, General Counsel and Secretary

Date: April 28, 2016

Exhibit Index

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	Filing Date

10.1*	Amendment to Lantheus Holdings, Inc. 2015 Equity Incentive Plan

*	Filed herewith.